EXHIBIT 10.15

                                 NGC CORPORATION
                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN

I.          PURPOSES

            NGC Corporation, a Delaware corporation (the "Company"), desires to afford certain of its directors and key employees (herein, "Key Persons") and the Key Persons of any Related Entity (as defined below) who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such Key Persons an increased interest in and a greater concern for the welfare of the Company and its stockholders.

            From and after December 8, 1995, for all purposes under the Plan, the term "Related Entity" shall mean (i) Novagas Clearinghouse Ltd., (ii) Accord Energy Ltd., and (iii) any corporation, partnership, limited liability company or partnership, association, trust or other organization now existing or hereafter formed or acquired which, directly or indirectly, controls, is controlled by, or is under common control with, the Company; provided, however, that (1) for purposes of Articles V, VI, and VIII of the Plan and (2) with respect to Incentive Options (as defined below) granted prior to May 10, 1996, for purposes of Article XII of the Plan, the term "Related Entity" shall mean a subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (A) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (B) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise. As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Internal Revenue Code of 1986, as amended (the "Code").

            The stock options ("Options") offered pursuant to this Amended and Restated 1991 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for services of any Key Person.

            The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

            The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code, or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.         AMOUNT OF STOCK SUBJECT TO THE PLAN

            Subject to the adjustments provided in Article XIII hereof, the total number of shares of capital stock of the Company that may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 9,892,610 shares of authorized voting common stock, par value $0.01 per share, of the Company (the "Shares"); provided, however, that notwithstanding any provision in the Plan to the contrary, the Committee (as defined below) may not grant Options under the Plan that could result in more than 6,692,610 Shares (subject to adjustment in the same manner as provided in Article XIII hereof with respect to the maximum number of Shares subject to the
Plan) being issued upon the exercise of such Options unless the proposed transaction with Chevron U.S.A. Inc. ("Chevron") to combine substantially all of Chevron's gas gathering, processing and marketing operations with the Company is consummated. As used herein, the authorized common stock of the Company shall be referred to as "Company Stock."

            Shares that may be acquired under the Plan may be authorized but unissued Shares, Shares of issued stock held in the Company's treasury, issued Shares reacquired by the Company, or a combination thereof, in each case as the Committee may determine from time to time at its sole option. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan; provided, however, that no Option shall be granted under the Plan after the Termination Date (as defined below).

            The Company may from time to time grant to certain Key Persons of the Company or a Related Entity Options under the terms hereinafter set forth; provided, however, that, except with respect to Options then outstanding, if not sooner terminated under the provisions of Article XX, the Plan shall terminate upon and no further Options shall be granted after May 9, 2006 (the "Termination Date"). Notwithstanding any provision in the Plan to the contrary, Incentive Options may be granted only to Key Persons who are employed by the Company or a Related Entity that is a subsidiary corporation or parent corporation of the Company on the date of grant of any such Option.

III.        ADMINISTRATION

            The Plan shall be administered by the Option committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"). The number of individuals that shall constitute the Committee shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. The Committee shall be comprised exclusively of "outside directors", as such term is used pursuant to Section 162(m) of the Code and any

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rules and regulations promulgated thereunder. At any time that the Company shall have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) each member of the Committee shall be required to also be a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended (herein so called), or other applicable rules under Section 16(b) of the Exchange Act, and the Committee shall administer the Plan so as to comply at all times with the Exchange Act and (ii) no member of the Committee shall be eligible for grants or awards hereunder.

            The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) of the Code (or other applicable rules or regulations) may require from time to time.

            Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the Key Persons to whom Options shall be granted, the time when such Options shall be granted to Key Persons, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the Key Persons to whom Options shall be granted and the number of Shares for which Options shall be granted to each Key Person, the Committee shall consider the length of service, the contributions to the Company, its parents and subsidiaries taken as a whole, and the responsibilities and duties of each Key Person.

            Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and Options granted thereunder, to amend, or in the case of material amendments to the Plan, to recommend to the Board of Directors and the stockholders of the Company the amendment of, the Plan, to amend Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that an employee recipient agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of an Incentive Option for a period of two (2) years from the grant of such Incentive Option nor within one (1) year from the date of the acquisition of such Shares pursuant to the exercise of such Incentive Option and (ii) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business

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of the Company or any Related Entity, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any Related Entity. The Committee shall also have the authority to require, as a condition to the granting of any Option, that the person receiving such Option agree not to sell or otherwise dispose of such Option, any Company Stock acquired pursuant to such Option or any other "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) for a period of six (6) months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option.

            Subject to and consistent with the express provisions of the Code and Rule 16b-3 promulgated under the Exchange Act, the Committee shall have plenary authority, in lieu of requiring a cash payment from the Key Person upon the exercise of an Option, to:

                  (a) provide the establishment of procedures for a Key Person
            (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a fair market value (as defined herein) which, together with such cash as shall be paid in respect of fractional Shares, shall equal the Option exercise price, (2) to exercise an Option by delivering that number of Shares of Company Stock already owned by such Key Person having a fair market value which shall equal the Option exercise price, (3) to exercise a portion of an Option by delivering that number of Shares or Share of Company Stock already owned by such Key Person having a fair market value which shall equal the partial Option exercise price and to deliver the Shares thus acquired by such Key Person in payment of Shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such Key Person can in sequence utilize such newly acquired Shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional Shares, if any, or (4) to utilize a combination of the methods stated in clauses (1) and (3) above, or of cash and one or both of such methods, in payment of the exercise price of all or a portion of such Option; PROVIDED, HOWEVER, that in the case of an Incentive Option, no Shares shall be used to pay the exercise price unless such Shares were not acquired through the exercise of an Incentive Option or, if so acquired, have been held for more than two years since the grant of such Option and for more than one year since the exercise of such Option; and

                  (b) if appropriate, to provide an arrangement through
            registered broker-dealers whereby temporary financing may be made available by the broker-dealer to a Key Person who wishes to deliver Shares of the Company in partial or full payment of the exercise price of such Key Person's Option, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the Key Person in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer.

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            The determination of the Committee on matters referred to in this
Article III shall be conclusive.

            The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

IV.         ELIGIBILITY

            Grants of Incentive Options and Non-Qualified Options may be made under the Plan, subject to and in accordance with the terms of the Plan, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity. Notwithstanding the preceding provisions of this Article IV, Incentive Options may be granted only to Key Employees who are employed by the Company or a Related Entity that is a subsidiary corporation or parent corporation of the Company on the date of grant of any such Option.

            Grants of Non-Qualified Options shall be made, subject to and in accordance with the terms hereof, to individuals not regularly employed by the Company who serve as directors of the Company ("Outside Director Participants").

            The adoption of this Plan shall not be deemed to give any person a right to be granted any Options.

            Subject to the adjustment provisions contained in Article XIII, the aggregate number of Shares with respect to which Options granted to any Key Employee (which for purposes of this sentence shall include the Chairman of the Board, whether or not such person would otherwise be considered an Key Employee) are exercisable shall not exceed 1,063,083.

V.          LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

            Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock Option plans of the Company and any Related Entity) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this limitation (i) the fair market value of stock is determined as of the time the

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Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

VI.         OPTION PRICE AND PAYMENT

            The price ("Exercise Price") for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment made in good faith, determine on the basis of facts and circumstances and the requirements, if any, of Section 162(m) of the Code and any rules or regulations promulgated thereunder to be not less than one hundred percent (100%) of the fair market value per Share at the date such Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any Related Entity, the Exercise Price for each Share purchasable thereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Incentive Option is granted. In determining stock ownership of a Key Employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the Key Employee and believed by it to be true.

            If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange on such date, the last reported bid price in the over-the-counter market shall be the fair market value per share, or if the Shares are not traded on the over-the-counter market on such date, the fair market value per share shall be determined by the Committee in good faith. Notwithstanding the prior provisions of this paragraph, to the extent that
Section 162(m) of the Code or any rule or regulation promulgated thereunder provides a different or inconsistent definition of "fair market value," such definition shall be applied in determining the fair market value per share of Options issued hereunder. For purposes of establishing the fair market value of Shares or underlying Options, the fair market value shall be determined without regard to any restriction on transfer thereof.

            For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

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            Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check, except as otherwise provided in Article III hereof.

VII.        USE OF PROCEEDS

            The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

VIII.       TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

            Subject to Article V, any Incentive Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option at such times and in such amounts as the Committee shall determine at such date of grant; provided, however, that in the case of an Incentive Option granted to a person who, at the time the Incentive Option is granted, owns shares in the Company or in any Related Entity which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any Related Entity, such Option shall expire not more than five (5) years from the date of grant.

            Any Non-Qualified Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option.

            The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

            To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Committee shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options to any eligible Key Person, but any such grant of an additional Option shall be made prior to the close of business on the Termination Date.

            In no event shall an Option granted hereunder be exercised for a fraction of a share.

IX.         EXERCISE OF OPTIONS

            Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles III, XV, XVII and XVIII, the Company shall cause certificates for the Shares so purchased to be delivered to the Optionee at the principal business office of the Company, against payment of the full purchase price in cash or by certified check except as otherwise provided in Article III.

X.          STOCK APPRECIATION RIGHTS

            [DELETED]

XI.         NONTRANSFERABILITY OF OPTIONS

            An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XII.        TERMINATION OF EMPLOYMENT AND SERVICE

            Upon termination of a Key Person's service with the Company and all Related Entities, any Option previously granted hereunder, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                  (a) if the recipient shall die while in the service of the
            Company or a Related Entity or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause
            (b) below and at a time when such recipient was entitled to exercise an Option as herein provided, the legal representative of such recipient, or such person who acquired such Option by bequest or inheritance or by reason of the death of the recipient, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                  (b) if the service of any recipient to whom such Option shall have been granted shall terminate by reason of the recipient's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the Company or a Related Entity other than for cause (as defined below), and while such recipient is entitled to exercise such Option as herein provided, such recipient shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination in the case of termination by reason of retirement or dismissal other than for cause and (ii) one
            (1) year after the date of termination in the case of termination by reason of disability.

            If a recipient voluntarily terminates his or her employment or service as an Outside Director Participant, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

            Each Incentive Option by its terms shall require the recipient to remain in the continuous employ of the Company or any subsidiary corporation or parent corporation of the Company from the date of grant of the Incentive Option until no more than three (3) months prior to the date of exercise of the Incentive Option (except as otherwise provided herein in the event of death or disability).

            Notwithstanding the preceding paragraphs of this Article XII, if the service of any recipient with the Company and all Related Entities is terminated, whether voluntarily or involuntarily, within a one-year period following a change in control of the Company (as defined in Article XIII), other than a termination of such service for cause, such recipient shall have the right to exercise all or any portion of the Option, whether vested or unvested, at any time up and to and including three (3) months after the date of such termination, at which time such Option shall cease to be exercisable.

            Notwithstanding the immediately preceding paragraphs of this Article XII, no Option may be exercised after the expiration of the period of exercisability provided for in such Option.

            If an Option granted hereunder shall be exercised by the legal representative of a deceased recipient or former recipient, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any recipient or former recipient, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

            For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or alternatively, participates in a compensation or benefit plan of the Company or a Related Entity, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such Related Entity, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Committee, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or will probably cause substantial economic damage to the Company or a Related Entity or substantial injury to the business reputation of the Company or a Related Entity; (b) the continuing willful failure of an employee to perform the duties of such employee to the Company or a Related Entity (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee; (c) the order of a court of competent jurisdiction requiring the termination of the employee's employment; or (d) in the case of an Outside Director Participant, the failure of such Outside Director Participant to act in good faith or the taking of any action that constitutes a material breach of such person's fiduciary duty to the Company. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a Related Entity.

            For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company or a Related Entity if, at the time of the determination, the individual was an "employee" of the Company or such Related Entity. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a Related Entity) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless the individuals right to reemployment is guaranteed by statute or contract.

         A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a Related Entity or (ii) the transfer of an employee from employment by a Related Entity to employment by the Company or by another Related Entity.

XIII.       ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTION

            In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares of which Options may be granted to any one recipient, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and
(ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code.

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            In the event of a change in control of the Company, all then outstanding vested Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended), other than a stockholder of the Company as of the date of the adoption of the Plan by the Board of Directors or any affiliate of any such stockholder, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; (b) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company; or (c) the Board of Directors shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) above.

            The Committee in its discretion may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, cash in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option immediately prior to the occurrence of such transaction. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act.

XIV.        RIGHT TO TERMINATE EMPLOYMENT

            The Plan shall not impose any obligation on the Company or on any Related Entity thereof to continue the employment of any holder of an Option; and it shall not impose any obligation on the part of any holder of an Option to remain in the employ of the Company or of any Related Entity.

XV.         PURCHASE FOR INVESTMENT

            Except as hereafter provided, the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act and any applicable state securities law or regulation, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. Notwithstanding the prior sentence, no exercise of an Option shall be deemed to be effective if the Company, in its sole discretion, determines that a violation of any federal or state securities law, or rule or regulation promulgated thereunder, would result therefrom. The foregoing restrictions shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XVI.        ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

            Subject to the provisions of Articles III, XV and XVIII hereof, upon any exercise of an Option which may be granted hereunder and payment of the purchase price in full in cash or by certified check, a certificate or certificates for the Shares as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

            The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to
(i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or any state "blue sky" law or regulation,
(ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

            The Company shall pay all issue taxes with respect to the issuance of Shares to the person exercising the Option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance.

            All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVII.       WITHHOLDING TAXES

            The Company may require a Key Person exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company or Related Entity, as appropriate, for any taxes required by any governmental authority to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of Shares. In lieu thereof, the Company or Related Entity, as appropriate, shall have the right to withhold the amount of such taxes from any other sums due or to become due from such Corporation to the Key Person upon such terms and conditions as the Committee shall prescribe. At any time that the Company or a Related Entity becomes subject to a withholding obligation under applicable law with respect to the exercise of a Non- Qualified Option except as set forth below, a Key Person may elect to satisfy, in whole or in part, the Key Person's related personal tax liabilities (an "Election") by (i) the payment of cash, (ii) electing to have such amount withheld from sums otherwise due to the Key Person, (iii) subject to the other requirements of this Section XVII, directing the Company or the subsidiary to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value in each case with a value not in excess of such tax liabilities,
(iv) subject to the requirements of Section 16(b) of the Exchange Act and the rules promulgated thereunder, tendering Shares previously issued pursuant to an exercise or other shares of the Company's common stock owned by the Key Person or (v) combining any or all of the foregoing options; PROVIDED, that the Company will not be required to redeem any Shares or shares of nonvoting or other common stock in violation of applicable laws. An Election shall be irrevocable. The withheld Shares and other shares tendered in payment should be valued at their fair market value on the date that the withholding obligation arises (the "Tax Date"). The Committee may disapprove of any Election, suspend, or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular grants, Shares or exercises. If a Key Person is a person subject to Section 16 of the Exchange Act and such Key Person intends to satisfy all or any portion of such withholding obligation by directing the withholding of Shares issuable or tendering Shares, then (1) any Election by such Key Person must be made (i) at least six months prior to the relevant Tax Date or (ii) on or prior to the relevant Tax Date and during a period that begins on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and that ends on the twelfth business day following such date and (2) the Election may not be made with respect to an exercise, or the withholding obligation arising thereon, if the relevant Non-Qualified Option was granted six months or less prior to the date of Election. The Committee may impose any other conditions or restrictions on the right to make an Election as it shall deem appropriate. If the Key Person has informed the Company in writing that such withholding would subject such Key Person to liability under Section 16(b) of the Exchange Act, the Company shall not be authorized to effect any such withholding without the prior written consent of the Key Person. The Committee may prescribe such rules as it determines with respect to Key Persons subject to the reporting requirements of
Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XVIII.      LISTING OF SHARES AND RELATED MATTERS

            Upon the consummation of a public offering of voting common stock of the Company which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm, (i) each granted but unexercised Option shall be deemed from the date thereof to be an option to purchase voting common stock of the Company instead of an option to purchase nonvoting common stock of the Company, and (ii) all Options granted after the date thereof shall be options to purchase voting common stock of the Company and not nonvoting common stock of the Company.

            If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors. During such suspension of the issuance of Shares, neither the Company nor its parents or subsidiaries shall be liable for any payment of interest or fees of any kind on Shares not yet issued. Under no circumstances shall the Company be required to effect any registration or qualification of any Shares under any federal or state securities laws.

XIX.        AMENDMENT OF THE PLAN

            The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Option granted hereunder below the price required by
Article VI, (iii) modify the provisions of the Plan relating to eligibility,
(iv) materially increase the benefits accruing to participants under the Plan,
(v) increase the number of Shares which may be granted to an individual Key Employee under the Plan, (vi) adversely affect the Plan's qualification under
Section 162(m)(4)(C) of the Code, (vii) adversely affect the qualification of Incentive Options under Section 422 of the Code or (viii) otherwise materially modify the Plan. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock Options within the meaning of Section 422 of the Code and to qualify the Plan under Section 162(m)(4)(C) of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.

XX.         TERMINATION OR SUSPENSION OF THE PLAN

            The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXI.        SAVINGS PROVISION

            With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXII.       GOVERNING LAW

            The Plan, such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

XXIII.      PARTIAL INVALIDITY

            The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXIV.       EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT OF THE PLAN

            The Plan as set forth herein constitutes an amendment and restatement of the Trident NGL Holding, Inc. Amended and Restated 1991 Stock Option Plan, as previously adopted by Trident NGL Holding, Inc. (a predecessor to the Company). This amendment and restatement of the Plan shall be effective as of May 10, 1996, provided this amendment and restatement of the Plan is approved by the stockholders of the Company on such date at the Company's 1996 Annual Meeting of Stockholders.